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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the CytRx Corporation 1998 Long-Term Incentive Plan of our report dated March 9, 1999, with respect to the consolidated financial statements of CytRx Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP

Atlanta, Georgia
August 2, 1999